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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

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Commission File Number 000-54387

Massive Dynamics Inc.

(Exact name of registrant as specified in its charter)

Nevada	45-0836120
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

19925 Stevens Creek Blvd
Cupertino, California	95014
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (408) 973-7857

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:

OTHER EVENTS

On December 31, 2012, Massive Dynamics Inc. (the “Company” or “MSSD”) entered into an agreement with Xiamen Foowoo Mobile Telecom Technique Co., Ltd. (“Foowoo”), an entity with principal offices in Xiamen, PRC focused in the development of cutting-edge products and technologies related to mobile devices. Per the terms of the agreement, MSSD shall have distribution rights for 120 days to test market the subject products in the United States.  If MSSD deems the test market to be successful the parties will negotiate a comprehensive OEM production agreement.

ITEM 9.01:

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number

Description

99.01

Agreement by and between Massive Dynamics Inc. and Xiamen Foowoo Mobile Telecom Technique Co., Ltd dated December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Massive Dynamics Inc.

By:

/s/ Oscar Hines

Oscar Hines

Chief Executive Officer

Date:  January 4, 2013